                                 EXHIBIT 1.1

                                                     Draft Dated January 5, 1994


                                2,000,000 Shares

                          KLA INSTRUMENTS CORPORATION

                                  Common Stock
                                $.001 par value



                             UNDERWRITING AGREEMENT



                                                                 January 5, 1994

KIDDER, PEABODY & CO. INCORPORATED
MORGAN STANLEY & CO. INCORPORATED,
  As Representatives of the Several Underwriters,
       c/o Kidder, Peabody & Co. Incorporated
       10 Hanover Square
       New York, N.Y. 10005



Gentlemen:

               KLA INSTRUMENTS CORPORATION, a Delaware corporation ("Company"), confirms its agreement with the several Underwriters listed in Schedule A hereto ("Underwriters") as follows:

               1. DESCRIPTION OF SECURITIES. The Company proposes to issue and sell to the several Underwriters two million (2,000,000) shares of its Common Stock, $.001 par value ("Common Stock"). Such 2,000,000 shares of Common Stock are hereinafter referred to as the "Securities".

               2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each Underwriter that:

               (a) A registration statement (File No. 33-__________) with respect to the Securities, including a preliminary form of prospectus, has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended ("Act"), and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission ("Commission") thereunder and filed with the Commission and has become effective. Such registration statement may have been amended prior to the date of this Agreement; any such amendment has also been prepared and filed in conformity with the Act and the Rules and Regulations, and any such amendment filed after the effective date of such registration statement has become effective. No stop order suspending the effectiveness of the registration statement has been issued, and, to the Company's knowledge, no proceeding for that purpose has been instituted or threatened by the Commission. A final form of prospectus has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Rules and Regulations); and the Rules and Regulations do not require the Company to, and, without your consent, the Company will not, file a post-effective amendment after the time of execution of this Agreement and prior to the filing of such final form of prospectus. Copies of such registration statement, any such amendments, each related preliminary prospectus ("Preliminary Prospectus") and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of the registration statement and of each amendment thereto for each of you and for counsel for the Underwriters) have been delivered to you. Such registration statement, as it may have heretofore been amended and including any information deemed by virtue of Rule 430A(b) of the Rules and Regulations to be part of such registration statement at the time it was declared effective, is referred to herein as the "Registration Statement", and such final form of prospectus, in the form in which it is first filed pursuant to Rule 424(b) of the Rules and Regulations is referred to herein as the "Prospectus". Any reference herein to the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.

               (b) Each part of the Registration Statement, when such part became or becomes effective, each Preliminary Prospectus, on the date of filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date (as hereinafter defined), conformed or will conform in all material respects with the requirements of the Act and the Rules and Regulations; each part of the registration statement, when such part became or becomes effective, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information relating to any Underwriter and furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

               (c) The documents incorporated by reference in the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus, when they became or become effective under the Act or were or are filed with the Commission under the Securities Exchange Act of 1934, as amended ("Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder. The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act.

               (d) The financial statements of the Company and its subsidiaries, together with related schedules and notes set forth in the Registration Statement and Prospectus, fairly present the financial condition of the Company and its subsidiaries as of the dates indicated and the results of operations and changes in financial position for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise disclosed therein) and, except as disclosed in the Prospectus, the other financial information and financial and statistical data set forth in the Prospectus including all references to the amount of the Company's "backlog" are fairly presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

               (e) The Company and each of its subsidiaries has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its subsidiaries; and all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise stated in the Registration Statement) are owned beneficially by the Company subject to no security interest, other encumbrance or adverse claim. All of the

       Company's subsidiaries are listed in an exhibit to the Company's annual report on Form 10-K which is incorporated by reference into the Registration Statement.

               (f) The outstanding shares of Common Stock of the Company and the Securities have been duly authorized and are, or when issued as contemplated hereby will be, validly issued, fully paid and non-assessable and conform, or when so issued will conform, to the description thereof in the Prospectus and are free of any preemptive rights, contractual rights to purchase or other similar rights created by the Company or, to the Company's knowledge, by any other person. The shareholders of the Company have no preemptive rights with respect to the Securities. The Company's capitalization and ownership of its capital stock as of December 31, 1993 is as set forth in the Registration Statement and Prospectus.

               (g) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries, and there has not been any material change, on a consolidated basis, in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, or any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries.

               (h) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened any action, suit or proceeding to which the Company or any of its subsidiaries is a party, or to which any of their respective properties is subject, before or by any court or governmental agency or body, that are required to be disclosed in the Registration Statement or the Prospectus but are not described as required or that might result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries, or might materially and adversely affect the properties or assets thereof.

               (i) There are no contracts or documents of the Company or any of its subsidiaries that are required to be described in or filed as exhibits to the Registration Statement or the Prospectus or to any of the documents incorporated by reference therein by the Act or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so described or filed.

               (j) The performance of this Agreement, the consummation of the transactions herein contemplated and the fulfillment of the terms herein, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) any statute, (ii) any agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of the property of the Company or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as whole, (iii) the charter or by-laws of the Company or any of its subsidiaries, or (iv) any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or any of its subsidiaries; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as may be required under the Act or state securities laws; the consummation of the transactions contemplated by this Agreement will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of the property or assets of any of them is bound which lien, charge or encumbrance would have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole; and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement free of any preemptive rights.

               (k) Each of the Company and its subsidiaries holds, and has performed all of its obligations with respect to, all license, franchises, permits, consents and certificates in each jurisdiction or place where the conduct of its business requires such licenses, franchises, permits, consents, certificates or qualification and where failure to be so licensed would have a material adverse effect on the business or financial condition of the Company and its subsidiaries taken as a whole.

               (l) Each of the Company and its subsidiaries is in compliance in all material respects with all laws, regulations, orders and decrees applicable to it the violation of which would have a material adverse effect on the business or financial condition of the Company and its subsidiaries taken as a whole.

               (m) To its knowledge, the Company owns, or possesses adequate right to use, all patents, inventions, trademarks, service marks, tradenames, copyrights and proprietary rights necessary for the conduct of its business as described in the Prospectus. Except as disclosed in the Prospectus, the Company has not received any notice of conflict with the asserted proprietary rights of others which materially adversely affects the business of the Company and its subsidiaries, and does not know of any basis therefor. There are no legal or governmental proceedings pending relating to patents, trademarks, service makes or proprietary information, to which the

       Company or any subsidiary is a party or of which any property of the Company or any subsidiary is the subject and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (n) The Company and its subsidiaries hold good and marketable title in fee simple, except as otherwise stated in the Prospectus, to all of the real property referred to therein as being owned by them, free and clear of all liens and encumbrances, except liens and encumbrances referred to in the Prospectus (or reflected in the financial statements included therein) and liens and encumbrances which are not material in the aggregate and do not materially interfere with the conduct of the business of the Company and its subsidiaries.

               (o) The Company and its subsidiaries have filed all tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any such subsidiary is contesting in good faith and other than where any such failures or defaults, taken in the aggregate, would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries taken as a whole.

               (p) Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws and no default exists (and no event has occurred which with notice or lapse of time, or both, would constitute a default) in the due performance of any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture or other instrument to which it is a party or by which it is bound which default would have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole.

               (q) The accountants who have certified or shall certify the financial statements filed or to be filed with the Commission as parts of the Registration Statement and the Prospectus are independent public accountants as required by the Act.

               (r) This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law and as enforcement hereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally, and subject to the applicability of general principles of equity.

               (s) To the Company's knowledge, no labor disturbance by the employees of the Company and its subsidiaries exists or is imminent.

               (t) No holders of Common Stock or other securities of the Company have registration rights with respect to such securities which are triggered by this offering, except for registration rights which have been waived with respect to this offering.

               (u) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

               (v) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Act.

               (w) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) material transactions are executed in accordance with management's general or specific authorization; (ii) material transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to material assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for material assets is compared with existing material assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (x) To the Company's knowledge, neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

               (y) The Company has complied with all provisions of Florida Statutes Section 517.075, relating to issuers doing business with Cuba.

               3. PURCHASE, SALE AND DELIVERY OF SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $______ per share the amount of Securities set forth opposite the name of such Underwriter in Schedule A hereto.

               The Securities will be delivered by the Company to you for the accounts of the Underwriters against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds payable to the order of the Company at the office of Kidder Peabody & Co. Incorporated, 555 California Street, San Francisco, California, at 7:00 A.M., San Francisco time, on the fifth business day after the date of this Agreement (or if the New York or American Stock Exchanges or commercial banks in The City of New York are not open on such day, the next day on which such exchanges and banks are open), or at such other time not later than eight full business days thereafter as you and the Company determine, such time being herein referred to as the "Closing Date". The Securities will be prepared in definitive form and in such authorized denominations and registered in such names as you may request upon at least two business days' prior notice to the Company and will be made available for checking and packaging at the office of _____________________, at least one business day prior to the Closing Date.

               It is understood that you, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

               4.       COVENANTS. The Company covenants and agrees that:

               (a) The Company will cause the Prospectus to be filed as required by Section 2(a) hereof (but only if you have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify you promptly of such filing; it will notify you promptly of the time when any subsequent amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; it will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in the opinion of your legal counsel, may be necessary in connection with the distribution of the Securities by the Underwriter and will use its best efforts to cause such amendment to become effective as promptly as possible; it will file no amendment or supplement to the Registration Statement or Prospectus (other than any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing; and it will furnish to you at or prior to the filing thereof a copy of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus.

               (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

               (c) Within the time during which a prospectus relating to the Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify you and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

               (d) The Company will cooperate with you and your counsel and will use every reasonable effort to qualify the Securities for sale under the securities laws of such jurisdictions as you reasonably designate and to take any and all action in connection with the registration and qualification including, but not limited to, the filing of such consent to service of process or other documents as may be necessary in order to effect such registration or qualification and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

               (e) The Company will furnish, without charge, to the Underwriters copies of the Registration Statement, each form of the Preliminary Prospectus, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request.

               (f) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 45 days after the end of the first quarter ending after one year following the effective date of the Registration Statement, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement, that shall satisfy the provisions of Section 11(a) of the Act.

               (g) During a period of five years from the date hereof, the Company agrees to furnish to you, as soon as available, a copy of each report and definitive proxy statement mailed to security holders or filed with the Commission under the Exchange Act.

               (h) The Company consents to the use of any Preliminary Prospectus or the Prospectus (and of any supplements or amendments thereto) in accordance with the provisions of the Act and with the securities or Blue Sky Laws of the jurisdictions in which the Securities are being offered, prior to the effective date of the Registration Statement or for such period of time thereafter as the Prospectus is required by law to be delivered in connection herewith.

               (i) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, will pay the expenses of the preparation, printing, duplication, delivery and filing of all documents relating to the offering, and will reimburse the Underwriters for any expenses (including filing fees and reasonable fees and disbursements of counsel) incurred by them in connection with the matters referred to in Section 4(d) hereof and the preparation of memoranda relating thereto and for any filing fee or other reasonable expenses in connection with any filings with the National Association of Securities Dealers, Inc. relating to the Securities. If the sale of the Securities provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket disbursements (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

               (j) The Company will apply the net proceeds from the sale of the Securities as set forth in the Prospectus.

               (k) Except for the Securities sold under this Agreement, the Company will not, directly or indirectly, offer, sell or otherwise dispose of any Common Stock (other than Common Stock or other securities issued pursuant to employee benefit plans, employee stock purchase plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights) or securities convertible into or exchangeable for, or any rights to purchase or acquire, Common Stock or establish a "put equivalent position" with respect to the Common Stock within the meaning of Rule 16a-1(h) of the Exchange Act prior to the expiration of 90 days from the date of this Agreement without your prior written consent; and the Company will, at or prior to the Closing Date, furnish you with a written agreement of each of Kenneth Levy, Robert R. Anderson, Kenneth L. Schroeder and Robert J. Boehlke that each of them will not, directly or indirectly, offer, sell or otherwise dispose of any Common Stock or securities convertible into or exchangeable for, or any rights to purchase or acquire, Common Stock or establish a "put equivalent position" with respect to the Common Stock within the meaning of Rule 16a-1(h) of the Exchange Act prior to the expiration of 90 days from the date of this Agreement without your prior written consent except for certain shares owned by the children of Kenneth Levy and Robert Anderson.

               (l) Except as stated in this Agreement and in the Preliminary Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

               5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Securities as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date (as if made at the Closing Date), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (a)      The Prospectus shall have been filed as required by
       Section 2(a) hereof; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your reasonable satisfaction.

               (b) The Registration Statement or Prospectus, or any amendment or supplement thereto, does not contain an untrue statement of fact that in your reasonable opinion is material, or omit to state a fact that in your reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material change, on a consolidated basis, in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, or any adverse material change, or any development involving a prospective adverse material change, in the condition (financial or other), property, assets, business, prospects, net worth or results of operations of the Company and its subsidiaries that, in your reasonable judgment, makes it impracticable or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

               (d) You shall have received the opinion of Ware & Freidenrich, counsel for the Company, dated the Closing Date and satisfactory to the Underwriters and their counsel, to the effect that:

                         (i) The Company and each of its subsidiaries has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, and has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus; and all of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and free and clear of preemptive rights, and (except as otherwise stated in the Registration Statement) are owned beneficially by the Company subject to no security interest, other encumbrance, adverse claim, contractual right to purchase or similar rights;

                        (ii) All of the outstanding shares of Common Stock of the Company (including the Securities) and all other equity securities of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description thereof in the Prospectus; the shareholders of the Company have no preemptive rights with respect to the Securities, and, to counsel's knowledge, there are no contractual rights to purchase or other similar rights with respect to the Securities;

                       (iii) The Registration Statement has become effective under the Act on the date of this Agreement or at such later date and time as shall be consented to in writing by you; the Prospectus has been filed as required by Section 2(a) hereof; and to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

                        (iv) Each part of the registration statement, when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; and the documents incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, when they became effective under the Act or were filed with the Commission under the Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; it being understood that such counsel need express no opinion as to the financial statements or other financial data included in any of the documents mentioned in this clause;

                         (v) The descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts, agreements, securities and other documents, and statements of law or legal conclusions regarding claims against the Company or any of its subsidiaries, are accurate and fairly present the information, required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts, agreements, securities or documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

                        (vi) This Agreement has been duly authorized, executed and delivered by the Company and the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Company's charter or by-laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained under the Act and such as may be required under state securities laws in connection with the purchase and distribution of the Securities by the Underwriters;

                       (vii) To counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its charter or by-laws;

                      (viii) To counsel's knowledge, no holders of Common Stock or other securities of the Company have registration rights with respect to such securities which are triggered by this offering, except for registration rights which have been waived with respect to this offering; and

                        (ix) Neither the Company nor any subsidiary is an "investment company" or an "affiliate" or "interested person" of an "investment company," as such terms are defined in the 1940 Act.

               In addition to the matters set forth above, the counsel rendering the foregoing opinion shall also include a statement to the effect that although they have not independently verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, based upon their participation in the preparation of the Registration Statement and the Prospectus and their review and discussion of the contents thereof, nothing has come to the attention of such counsel during the course of their representation of the Company that leads them to believe that the Registration Statement or the Prospectus (except as to the financial statements and schedules and other financial data contained or incorporated by reference therein, as to which such counsel need not express any opinion or belief), at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or at the Closing Date or any later date on which Optional Shares (as defined in Section 13 below) are purchased, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (e) You will have received the opinions of patent counsel for the Company, dated the Closing Date, to the effect that:

 (i)    The statements in the Registration Statement under the caption "Business
                                                            -- Patents and Other

       Proprietary Rights" and in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1993 under the caption "Description of Business -- Patents and Trademarks" were at the time of the filing of the Registration Statement and such Annual Report, to the best of such counsel's knowledge, accurate statements or summaries of the matters therein set forth;

                                 (ii)    To the best of each such counsel's
               knowledge, except as disclosed in the Prospectus and such counsel's opinion, there are no legal or governmental proceedings pending, relating to patents, trademarks, service marks or proprietary information, to which the Company or any subsidiary is a party or of which any property of the Company or any subsidiary is the subject, and to the best of such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

                                (iii)    They do not know of any material
               contracts or other documents, relating to patents, trademarks, service marks or proprietary information.

               (f) You shall have received from Morrison & Foerster, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

               (g) At the time of execution of this Agreement and at the Closing Date, you shall have received a letter from Price Waterhouse, independent public accountants for the Company and its subsidiaries, dated the date of delivery thereof, to the effect set forth in Exhibit I hereto.

               (h) You shall have received from the Company a certificate, signed by the Chairman of the Board, the President or a Vice President and by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

                                  (i)    The representations and warranties of
               the Company in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions hereunder on its part to be performed or satisfied at or prior to the Closing Date;

                                 (ii)    No stop order suspending the
               effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened, by the Commission;

                                (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there have been no material adverse changes to the condition (financial or otherwise) business, prospects, net worth or results of operations of the Company and its subsidiaries; and

                                 (iv)    Since the effective date of the
               Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth, and there has been no document required to be filed under the Exchange Act and the rules and regulations of the Commission thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed.

               (i) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of the agreements contained herein and required to be performed or complied with by it at or prior to the Closing Date.

               (j) You shall have been furnished evidence in usual written or telegraphic form from the appropriate state authorities, or other evidence satisfactory to you of the registrations and qualifications referred to in Section 4(d) hereof.

               (k) The Company shall have furnished to you such further certificates and documents as you shall have reasonably requested.

               (l) The National Market System shall have approved the Securities for inclusion, subject only to official notice of issuance.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

               6.       INDEMNIFICATION AND CONTRIBUTION.

               (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the registration statement when such part became effective, or in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (1) the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof and (2) the indemnity agreement contained in this Section 6(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Securities which are the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Securities a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person (excluding the documents incorporated therein by reference) and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure is the result of noncompliance by the Company with Section 4(e) hereof. The indemnity agreement of the Company contained in this Section 6(a) and the representations and warranties of the Company contained in Section 2 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Securities.

               (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the registration statement when such part became effective, or in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action or claim in respect of which indemnity may be sought from the Company, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

               (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or
       (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay, by reason of such undue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (e) The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

               (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred.

               (g) A successor of the Underwriters or the Company or its director or officers (or of any person controlling the Underwriters or the Company) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

               (h) In addition to its other obligations under this Section 6, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6, it will reimburse you on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse you for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, you shall promptly return it to the Company together with interest, compounded daily, determined on the basis of the reference rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America NT&SA, San Francisco, California (the "Prime Rate"). Any such interim reimbursement payments which are not made to you within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

               It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in this Section 6, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the code of Arbitration Procedure of the National Association of Securities Dealers, Inc. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in this Section 6, and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of such Section 6.

               (i) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including without limitation the provisions of this Section 6, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act. The parties are advised that federal or state public policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this Section 6, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as defense to a claim under this Section 6 and further agree not to attempt to assert any such defense.

               7.       REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY.
All representations, warranties and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the Underwriters contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling persons, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Securities hereunder or termination of this Agreement.

               8.       SUBSTITUTION OF UNDERWRITERS.

               (a) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities in accordance with the terms hereof, and the amount of Securities not purchased does not aggregate more than 10% of the total amount of Securities that the Underwriters are obligated to purchase hereunder at the Closing Date, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule A hereto except as may otherwise be determined by you) the Securities that the withdrawing or defaulting Underwriter or Underwriters agreed but failed to purchase.

               (b) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities in accordance with the terms hereof, and the amount of

       Securities not purchased aggregates more than 10% of the total amount of Securities that the Underwriters are obligated to purchase hereunder at the Closing Date, and arrangements satisfactory to you and the Company for the purchase of such Securities by other persons are not made, within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination the Company shall not be under any liability to any Underwriter with respect to Securities not purchased by reason of such termination (except to the extent provided in Section 4(i) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Securities agreed by such Underwriter to be purchased hereunder) be under any liability to the Company with respect to such Securities (except to the extent provided in Section 6 hereof).

               9. TERMINATION. You shall have the right by giving notice as hereinafter specified at any time at or prior to the Closing Date, to terminate this Agreement if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled, (iii) trading on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") shall have been wholly suspended or materially limited, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, the American Stock Exchange or NASDAQ, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal or New York authorities, or (vi) an outbreak of major hostilities in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in your reasonable judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party with respect to Securities not purchased by reason of such termination except that the provisions of Section 4(i) and Section 6 hereof shall at all times be effective. If you elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone, telex or telecopy, confirmed by letter.

               10. NOTICES. All notices or communications hereunder shall be in writing and if sent to you shall be mailed, delivered, telexed or telecopied and confirmed to you, c/o Kidder, Peabody & Co. Incorporated, at 10 Hanover Square, New York, N.Y. 10005, or if sent to the Company, shall be mailed, delivered, telexed or telecopied and confirmed to the Company at 160 Rio Robles, San Jose, California 95134. Notice to any Underwriter pursuant to
Section 6 hereof shall be mailed, delivered, telexed or telecopied and confirmed to such Underwriter's address as it appears in such Underwriter's questionnaire or other notice furnished to the Company in writing for the purpose of communications hereunder. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

               11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the controlling persons, officers and directors referred to in
Section 6 hereof, and no other person will have any right or obligation hereunder. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Securities in his status as such purchaser.

               In all dealings with the Company under this Agreement, you shall act on behalf of each of the Underwriters, and any action under this Agreement taken by you jointly or by Kidder, Peabody & Co. Incorporated will be binding upon all the Underwriters.

               12. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

               13.      OVER-ALLOTMENT OPTION.

               (a) In addition to the shares of Common Stock being sold by the Company and described in Section 1 hereof (which are referred to herein as the "Firm Shares"), the Underwriters, at their option, shall have the right to purchase from the Company up to an aggregate of three hundred thousand (300,000) additional shares ("Optional Shares"). The first two paragraphs of Section 3 hereof shall be deemed to apply only to the purchase, sale and delivery of the Firm Shares. References in those two paragraphs and in Schedule A hereto to the "Securities" shall be deemed to be references to the "Firm Shares"; except as otherwise provided in this Section 13, other references in this Agreement to the "Securities" shall be deemed to include the Firm Shares and the Optional Shares.

               (b) Upon written notice from you given to the Company not more than 30 days subsequent to the date of the initial public offering of the Securities, the Underwriters may purchase all or less than all of the Optional Shares at the purchase price per share to be paid for the Firm Shares. The Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, that Underwriter's proportionate share (based upon the respective underwriting obligations of the Underwriters hereunder as set forth in Schedule A hereto except as may be adjusted by you to eliminate fractions) of the number of Optional Shares specified in such notice. Such Optional Shares may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Shares. No Optional Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Shares or any portion thereof may be surrendered and terminated at any time upon notice by you to the Company. The "Closing Date" as defined in Section 3 hereof, shall be deemed to be the "First Closing Date" and the time for the delivery of and payment for the Optional Shares, is herein referred to as the "Second Closing Date" (which may be the First Closing Date). The Second Closing Date shall be determined by you but shall be not later than 10 days after you give to the Company written notice of election to purchase Optional Shares. The preparation, registration, checking and delivery of, and payment for, the Optional Shares shall occur or be made in the same manner as provided in Section 3 hereof for the Firm Shares, except as you and the Company may otherwise agree.

               (c) The conditions to the Underwriters' obligations set forth in Section 5 shall be deemed to be conditions to the Underwriters' obligations to purchase and pay for the Securities to be purchased on each of the First Closing Date and the Second Closing Date, as the case may be; references in that Section and in Sections 2, 8 and 9 hereof to the "Closing Date" shall be deemed to be references to the First Closing Date or the Second Closing Date, as the case may be, and references to the "Securities" in Section 5 hereof shall be deemed to be references to the Securities to be purchased at such Closing Date. A termination of this Agreement as to the Optional Shares after the First Closing Date will not terminate this Agreement as to the Firm Shares.

               14. COUNTERPARTS. This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

               If the foregoing correctly sets forth the understanding between the Company and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriters.

                                                   Very truly yours,

                                                   KLA INSTRUMENTS CORPORATION



                                                   By__________________________
                                                           Kenneth Levy
                                                           Chairman and Chief
                                                           Executive Officer

ACCEPTED as of the date first above
written on behalf of ourselves and as
Representatives of the other
Underwriters named in Schedule A
hereto.

KIDDER, PEABODY & CO. INCORPORATED
MORGAN STANLEY & CO. INCORPORATED,


By:    KIDDER, PEABODY & CO. INCORPORATED

       By_____________________________
         [Insert name and title]

                                   SCHEDULE A

                                                                                         Amount of
                                                                                        Securities
                                                                                           to be
                                                                                         Purchased
                                                                                         ---------


                    Underwriter
                    -----------
Kidder, Peabody & Co. Incorporated ...........................

Morgan Stanley & Co. Incorporated ............................


                                                                                         ---------
Total ......................................                                             2,000,000
                                                                                         ---------
                                                                                         ---------